UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

--------------

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 27, 2014

TRANS-LUX CORPORATION

---------------------

(Exact name of registrant as specified in its charter)

Delaware                                       1-2257                        13-1394750

-------------------------------------------------------------------------------------------

(State or other jurisdiction        (Commission                (I.R.S. Employer

of incorporation)                          File Number)             Identification No.)

950 Third Avenue, Ste. 2804, New York, NY 10022

----------------------------------------------------

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code:  (800) 243-5544

--------------------------------------------------------------

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into Material Definitive Agreement;

Item 3.02

Unregistered Sale of Equity Securities;

Item 3.03(b)         Material Modification to Rights of Security Holders

On June 27, 2014, Trans-Lux Corporation (the “Company”) entered into that certain Securities Purchase Agreement (the “SPA”) with Retop Industrial (Hong Kong) Limited (“Retop”), pursuant to which Retop purchased 333,333 shares of the Company’s common stock, par value $.001 per share (“Common Stock”), for a purchase price of $2,000,000 (the “Purchase”).  A copy of the SPA is filed herewith.  The SPA requires that the proceeds of the Purchase are to be utilized solely in connection with the Company’s LED display business unit, including for working capital and general corporate purposes related thereto.  The issuance of the Common Stock was completed in accordance with the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.  In connection with the SPA, the

Company has issued warrants to purchase 33,333 shares of the Company’s Common Stock to Retop at an exercise price of $8.00 per share.  The issuance of the warrants was completed in accordance with the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 27, 2014, the Board of Directors appointed Yaozhong Shi as a Class B member of the Board of Directors of the Company, thereby filling the vacancy left by the departure of Jean Firstenberg, to serve until the Annual Meeting of Stockholders in 2016, or until his successor is duly elected and qualified.  Mr. Shi is the Chairman of Retop.  See the disclosure under Item 1.01 Entry into Material Definitive Agreement; Item 3.02 Unregistered Sale of Equity Securities and Item 3.03(b) Material Modification to Rights of Security Holders with respect to a description of the transactions between the Company and Retop.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

4.01  Warrants issued to Retop Industrial (Hong Kong) Limited.

99.1

  Securities Purchase Agreement dated as of June 27, 2014 between Trans-Lux Corporation and    Retop Industrial (Hong Kong) Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:

TRANS-LUX CORPORATION

By:  /s/ Robert J. Conologue

--------------------------

Robert J. Conologue

Chief Financial Officer

By:   /s/ Todd Dupee

--------------------------

Todd Dupee

Vice President, Finance

and Controller

Dated:  June 30, 2014